Exhibit 99.41

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 September, 1998
          Series 1998-12C, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                   $         564,966.17
                                                              ------------------
        (b)    Interest                                    $       1,009,627.71
                                                              ------------------
        (c)    Total                                       $       1,574,593.88
                                                              ------------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                   $         281,619.20
                                                              ------------------
        (b)    Interest                                    $         512,799.85
                                                              ------------------
        (c)    Total                                       $         794,419.05
                                                              ------------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                   $         283,346.97
                                                              ------------------
        (b)    Interest                                    $         496,827.86
                                                              ------------------
        (c)    Total                                       $         780,174.83
                                                              ------------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                   $          60,288.36
                                                              ------------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                   $       1,200,166.56
                                                              ------------------
        (b)    Interest                                    $           6,906.99
                                                              ------------------
        (c)    Total                                       $       1,207,073.55
                                                              ------------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                      $               0.00
                                                              ------------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                            $               0.00
                                                              ------------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                   $         606,630.90
                                                              ------------------
        (b)    Interest                                    $           3,395.36
                                                              ------------------
        (c)    Total                                       $         610,026.26
                                                              ------------------

12.     Pool Scheduled Principal Balance:                  $     171,517,867.65
                                                               -----------------

13.     Available Funds:                                   $       3,370,786.47
                                                               -----------------

14.     Realized Losses for prior month:                   $               0.00
                                                               -----------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                 $              0.00
                                                               -----------------

17.      Compensating Interest Payment:                     $            323.83
                                                               -----------------

18.      Total interest payments:                           $        938,734.46
                                                               -----------------

19. Interest
                             Unpaid Class
     Accrued Certificate  Interest Shortfalls    Interest
Class     Interest                                Payable        Pay-out Rate
-----     --------                                -------        ------------
PO3   $              0.00 $             0.00   $        0.00    % 0.000000000
3A1   $        201,195.67 $             0.00   $  201,195.67    % 6.499999953
3A2   $         12,458.33 $             0.00   $   12,458.33    % 6.499998261
3A3   $         53,991.96 $             0.00   $   53,991.96    % 6.500000542
3A4   $        652,083.08 $             0.00   $  652,083.08    % 6.499999958
SUP3  $         44,722.83 $             0.00   $   44,722.83    % 0.353202664
3R    $              0.00 $             0.00   $        0.00    % 0.000000000
3M    $          7,127.03 $             0.00   $    7,127.03    % 6.500000072
3B1   $          2,375.67 $             0.00   $    2,375.67    % 6.499991712
3B2   $          2,375.67 $             0.00   $    2,375.67    % 6.499991712
3B3   $          4,276.22 $             0.00   $    4,276.22    % 6.500004775
3B4   $          1,425.40 $             0.00   $    1,425.40    % 6.499982444
3B5   $          1,425.43 $             0.00   $    1,425.43    % 6.500014763

20.      Principal Distribution Amount:                    $       2,432,052.01
                                                              ------------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class PO3                $             2,389.64       $         0.00
        Class 3A1                $           671,361.17       $         0.00
        Class 3A2                $                 0.00       $         0.00
        Class 3A3                $            32,367.69       $         0.00
        Class 3A4                $         1,714,539.94       $         0.00
        Class SUP3               $                 0.00       $         0.00
        Class 3R                 $                 0.00       $         0.00
        Class 3M                 $             4,272.59       $         0.00
        Class 3B1                $             1,424.19       $         0.00
        Class 3B2                $             1,424.19       $         0.00
        Class 3B3                $             2,563.55       $         0.00
        Class 3B4                $               854.52       $         0.00
        Class 3B5                $               854.53       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.00
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                 3B1        $              0.00     $              0.00
                 3B2        $              0.00     $              0.00
                 3B3        $              0.00     $              0.00
                 3B4        $              0.00     $              0.00
                 3B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                                 $        0.00
                                                                     -----------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-3B1                                  X
         Class-3B2                                  X
         Class-3B3                                  X
         Class-3B4                                  X
         Class-3B5                                  X

 2.     Base Servicing Fee amount:                          $         36,066.16
                                                                    ------------

 3.     Supplemental Servicing Fee amount:                  $         44,722.83
                                                                    ------------

 4.     Credit Losses for prior month:                      $              0.00
                                                                    ------------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:           % 97.975421     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 11.    Junior Percentage:           %  2.024579
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %100.000000
                                      -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President,
                                                     Investor Operations